Outfitter Fund Supplement Dated June 18, 2012 To the Prospectus dated February 1, 2012

Effective June 18, 2012 through May 31, 2013, Outfitter Financial Corp. (the ‘Adviser”) has contractually agreed to waive Services Agreement fees and Management Agreement fees and/or reimburse the Fund for expenses it incurs during that period, but only to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses) at 0.84% of its average daily net assets for that period.

Based on the foregoing, the fee table on page 1 of the Outfitter Fund Prospectus dated February 1, 2012 (the “Prospectus”) is deleted in its entirety and replaced with the following fee table.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fees	2.00%
On shares sold after holding them for 90 days or less (as a
percentage of the amount redeemed).

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution 12b-1 Fees	0.00%
Other Expenses	0.24%
Acquired Fund Fees and Expense	0.02%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver/Expense Reimbursement(a)	(0.35%)
Total Annual Fund Operating Expenses After Waiver and Reimbursements	0.86%

(a) Effective June 18, 2012 through May 31, 2013, the Adviser has contractually agree to waive Services Agreement fees and Management Agreement fees and/or reimburse the Fund for expenses it incurs during that period, but only to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses) at 0.84% of its average daily net assets for that period. The Adviser may not terminate this arrangement before May 31, 2013.

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Additionally, the fourth paragraph of the section of the Prospectus entitled, Management – The Investment Adviser is deleted in its entirety and replaced with the following paragraph.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 0.95% of the average daily net assets of the Fund. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Adviser will be available in the Fund's first semi-annual report to shareholders. Under the Services Agreement the Adviser receives an additional fee of 0.24% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective June 18, 2012 through May 31, 2013, the Adviser has contractually agreed to waive Services Agreement fees and Management Agreement fees and/or reimburse the Fund for expenses it incurs during that period, but only to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses) at 0.84% of its average daily net assets for that period. The Adviser may not terminate this arrangement before May 31, 2013.

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This supplement and the Prospectus dated February 1, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-450-4517.